UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 6, 2009 (April 16, 2009)

Peoples Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-29949	31-1686242
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6100 West Chester Road

West Chester, Ohio  45069

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code  (513) 870-3530

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignations of Senior Vice President and Compliance Officer

On April 16, 2009, Lori M. Henn tendered her resignation as the Senior Vice President and Compliance Officer of both Peoples Community Bancorp, Inc., and its wholly-owned banking subsidiary, Peoples Community Bank, with such resignation effective as of May, 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2009

PEOPLES COMMUNITY BANCORP, INC.

	By:	/s/ Jerry D. Williams
Jerry D. Williams
President and Chief Executive Officer